Stock Redemption (Ergotron, Inc)	12 Months Ended
Dec. 31, 2008
Ergotron, Inc
STOCK REDEMPTION

NOTE O —	STOCK REDEMPTION

In October 2007, the Board of Directors approved a plan to repurchase stock of the Company for up to an aggregate purchase price of $30,000,000 at $9.25 per share. The Company engaged an independent specialist to determine the estimated fair value of the Company on a fully-diluted, controlling-interest basis in determining the purchase price per share. The Company provided a disclosure document and stock tender offer to all eligible shareholders in October 2007. Eligible shareholders consisted of shareholders of record as well as vested option holders at the close of business on October 26, 2007. In addition, additional shareholders who were not shareholders of record on October 26, 2007 but subsequently acquired stock in private purchases were allowed to participate, provided the shareholder executed and delivered to the Company a waiver of notice period and all other documents required by the Company for the repurchase. The Company established November 28, 2007 as the final date for shareholders to deliver executed stock sale agreements to the Company. Option holders who wished to sell were also required to exercise options and render payment for the full exercise price by that date. As a result, the Company repurchased and retired a total of 1,567,215 shares of common stock totaling $14,496,739 in 2007. There was no stock redemption activity in 2008.